SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities
Exchange Act of 1934

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☐	Preliminary Proxy Statement	☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive additional materials

☐	Soliciting material Pursuant to Rule 14a-11(c) or Rule 14a-12

REED’S, INC.
(Name of Registrant as Specified in Its Charter)

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REED’S, INC.
13000 South Spring Street
 Los Angeles, California 90061

 NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS
To be held November 20, 2009

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders at the corporate offices of Reed’s, Inc., located at 13000 South Spring Street, Los Angeles, California 90061 on Friday, November 20, 2009, at 10:00 a.m. Pacific Standard Time.  The business of the annual meeting will be to:

•
Elect  Christopher J. Reed, Judy Holloway Reed, Mark Harris, Daniel S.J. Muffoletto and Michael Fischman to serve as directors until the 2010 annual meeting, or until each director’s successor is elected and qualified,

•	Ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009, and
•	Discuss and resolve any other matters that properly come before the meeting.

A Proxy Statement and a proxy card are enclosed with this notice.  The Proxy Statement describes the business to be transacted at the meeting and provides other information about Reed’s, Inc. that you should know when you vote your shares.  You may vote your shares in person at the annual meeting or by using the enclosed proxy card.  Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain a proxy card issued in your name from the record holder. Stockholders of record as of the close of business on October 16, 2009 will be entitled to vote at the meeting, or any adjournments of the meeting.

* * * IMPORTANT NOTICE * * *
Regarding Internet Availability of Proxy Materials
for the 2009 Annual Meeting of Stockholders to be held on November 20, 2009
In accordance with new rules issued by the Securities and Exchange Commission, you may access our 2009 Annual Report and our Proxy Statement at
www.transferonline.com/reeds

By Order of the Board of Directors,
/s/ Christopher J. Reed
Christopher J. Reed, Chairman
Los Angeles, California
October XX, 2009
Whether or not you plan to attend the annual meeting in person, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided.  Signing and returning a proxy will not prevent you from voting in person at the meeting.

PROXY STATEMENT

FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS
OF
REED’S, INC.

To Be Held on November 20, 2009

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Reed’s, Inc., a Delaware corporation, for use at the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of Reed’s, Inc. and all postponements, continuations or adjournments thereof.  These proxy materials and the enclosed Annual Report on Form 10-K for the year ended December 31, 2008 (“Annual Report”) are being mailed to our stockholders on or about October 31, 2009 [Suggest mailing as soon as possible, you may mail as early as the day you file].  In this Proxy Statement, we use the terms the “Company,” “Reed’s,” “we,” “our,” and “us” to refer to Reed’s, Inc.

Where and when is the Annual Meeting?  Our Annual Meeting will be held at the corporate offices of Reed’s, Inc., located at 13000 South Spring Street, Los Angeles, California 90061, on Friday, November 20, 2009 at 10:00 a.m. Pacific Standard Time.

Why did I receive these materials?  You received this Proxy Statement because you held shares of our common stock on October 16, 2009, the record date fixed by our Board, and you are entitled to vote at the Annual Meeting.  This Proxy Statement and a copy of our Annual Report will be mailed on or about October 31, 2009.   Although the Proxy Statement and Annual Report are being mailed together, the Annual Report is not incorporated into, and should not be deemed part of, this Proxy Statement.

Who can attend the Annual Meeting?  Only stockholders as of the record date, their authorized representatives, and invited guests will be able to attend the Annual Meeting.

Who is entitled to vote?  Only holders of record of our common stock at the close of business on October 16, 2009, the record date, are entitled to vote at the Annual Meeting.  Each share is entitled to vote on each matter properly brought before the meeting.  As of the record date, there were 9,597,877 shares of our common stock outstanding and 46,621 shares of preferred stock outstanding.  We have 46,621 outstanding shares of Series A preferred stock which do not have voting rights on any matters, including, without limitation, the election of directors.

Who are the proxies? The Board of Directors of the Company has appointed Christopher J. Reed, our Chairman of the Board and Chief Executive Officer, and Judy Holloway Reed, our Secretary and director, to serve as proxies at the Annual Meeting.  When you fill out your proxy card and return it, or if you vote electronically, you will be giving the proxies your instruction on how to vote your shares at the Annual Meeting.

How do I vote if I am a registered stockholder?  You may vote in person, electronically via the Internet, or by proxy.  Proxies are solicited to give all stockholders who are entitled to vote on the matters that come before the meeting the opportunity to do so whether or not they attend the meeting in person.  If you are a registered holder, you can vote your proxy card by mail,  electronically via the Internet , or in person at the Annual Meeting.  If you choose to vote by mail, mark your proxy card enclosed with this Proxy Statement, date and sign it, and mail it in the postage-paid envelope.  If you wish to vote in person, you can vote the proxy card in person at the Annual Meeting. Signing and returning a proxy will not prevent you from voting in person at the meeting.

How do I vote electronically? If you are a registered stockholder, you may vote electronically via the Internet.  Please review the voting instructions on the proxy card.

How do I specify how I want my shares voted?  If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card.  Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the Board of Directors in the Proxy Statement prior to marking your vote.  If your proxy card is signed and returned without specifying a vote, it will be voted according to the recommendation of the Board of Directors on that proposal.

How do I vote if I am a beneficial stockholder?  If you are a beneficial stockholder, you have the right to direct your broker or nominee on how to vote your shares.  You should complete a voting instruction card which your broker or nominee is obligated to provide to you.  If you wish to vote in person at the meeting, you must first obtain from the record holder a proxy card issued in your name.

What items will be voted upon at the Annual Meeting?  The following items will be voted upon at the Annual Meeting:

(1)
the election of  Christopher J. Reed, Judy Holloway Reed, Mark Harris, Daniel S.J. Muffoletto and Michael Fischman to serve as directors until the 2010 annual meeting, or until each director’s successor is elected and qualified.

(2)
the ratification of the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2009, and

(3)	any other matters that properly come before the meeting.

The Board of Directors does not currently know of any other matters that may be brought before the meeting for a vote.  However, if any other matters are properly presented for action, it is the intention of the persons named on the proxy card to vote on them according to their best judgment.

What is the Board of Directors’ voting recommendation?  For the reasons set forth in more detail later in the Proxy Statement, the Board of Directors unanimously recommends a vote FOR the election of all nominees for director proposed by our Board (Proposal 1).  The Board of Directors has ratified the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2009 which selection was made by the Company’s Audit Committee.  The Board of Directors recommends a vote FOR the ratification of the auditors (Proposal 2).

How can I provide my comments to the Company?  We urge you to let us know your feelings about the Company or to bring a particular matter to our attention by writing directly to us at Reed’s, Inc., 13000 South Spring Street, Los Angeles, California 90061, attention:  Judy Holloway Reed, Secretary.

How many votes are needed to have the proposals pass?  A majority of the votes cast at the Annual Meeting is required to elect the directors and a majority of the votes cast is required to ratify the selection of the auditors.

How are the votes counted?  You will have one vote for each share of our common stock that you owned on the record date.  If the proxy card is properly executed and returned prior to the Annual Meeting, the shares of common stock it represents will be voted as you instruct on the proxy card.  If a proxy card is unmarked, or if you indicate no vote, the shares of common stock it represents will be voted FOR the election of directors recommended by the Board, and FOR the ratification of the auditors.

No Cumulative Voting. Holders of common stock shall not be entitled to cumulate their votes for the election of directors or any other matters.

Abstentions.  Abstentions will be treated as present and entitled to vote for purposes of determining the presence of a quorum.  Abstentions will not constitute a vote FOR or AGAINST any matter, and thus will be disregarded in the calculation of shares voting or votes cast on any matter submitted to the stockholders for a vote.

Broker Non-Votes.  Broker non-votes, meaning shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker has physically indicated on the proxy card that the broker or nominee does not have discretionary power to vote on a particular matter, will be counted as present and entitled to vote for purposes of determining the presence of a quorum.  However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy card that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter, even though those shares are considered present for quorum purposes and may be entitled to vote on other matters.

Quorum.  A majority of the shares of common stock outstanding on the record date, represented in person or by proxy, will constitute a quorum at the Annual Meeting.  As of October 16, 2009 we had 9,597,877 shares of common stock outstanding.  The number of shares required to be represented in person or by proxy at the Annual Meeting to constitute a quorum is 4,798,938.

How can I revoke my proxy?  You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions:

(1)	giving timely written notice of the revocation to our Secretary,
(2)	executing and delivering a proxy card with a later date, or
(3)	voting in person at the meeting.

How would my proxy be voted on other matters?  The persons named on the proxy card will have discretionary authority to vote on business other than Proposal 1 (the election of directors) and Proposal 2 (ratification of auditors) as may properly come before the Annual Meeting.

Who will pay for the costs involved in the solicitation of proxies?  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Reed’s.  Reed’s will pay all costs of preparing, assembling, printing and distributing the proxy materials.  Copies of proxy materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names. Our employees, officers and directors may, for no additional compensation, solicit proxies on behalf of the Board of Directors through the mail, in person and by telecommunications.  Upon request, we will reimburse brokerage firms and other record holders for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

Do stockholders have any dissenters’ right with regards to the matters proposed to be acted upon? There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Delaware with respect to any of the matters proposed to be acted upon herein.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request:

Reed’s, Inc.
Attention: Judy Holloway Reed, Secretary
13000 South Spring Street
Los Angeles, California 90061
Tel: (310) 217-9400
Fax:  (310) 217-9411

Stockholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above.  Stockholders sharing an address with another stockholder who has received multiple copies of the Company's proxy materials may contact us to request delivery of a single copy of these materials.

PROPOSAL NO. 1

ELECTION OF CHRISTOPHER J. REED, JUDY HOLLOWAY REED, MARK HARRIS, DANIEL S.J.
MUFFOLETTO AND MICHAEL FISCHMAN TO SERVE AS DIRECTORS UNTIL THE 2010 ANNUAL
MEETING, OR UNTIL EACH DIRECTOR’S SUCCESSOR IS ELECTED AND QUALIFIED

Our Bylaws provide that the number of directors on the Board of Directors shall be not less than one or more than seven. The Board of Directors is empowered to fix the number of directors from time to time.  Christopher J. Reed, Judy Holloway Reed, Mark Harris, Daniel S.J. Muffoletto and Michael Fischman are to be elected to our Board of Directors at the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The Board of Directors has nominated and approved the nominations of five persons to serve as directors until the 2010 annual meeting, or until each director’s successor is elected and qualified. All of the nominees currently serve on our Board of Directors.  Each of the nominees has agreed to continue to serve if elected.  Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxies will be voted for the election of another nominee to be designated by the Board of Directors to fill any vacancy. Additionally, the Board of Directors may elect additional members of the Board to fill any additional vacancies.

The nominees are as follows:

Name	Age	Current Position with the Company
Christopher J. Reed	51	President, Chief Executive Officer and Chairman of the Board
Judy Holloway Reed	50	Secretary, Director
Mark Harris	54	Director
Daniel S.J. Muffoletto	55	Director
Michael Fischman	54	Director

Business Experience of Nominees

Christopher J. Reed founded our company in 1987.  Mr. Reed has served as our Chairman, President and Chief Executive Officer since our incorporation in 1991.  Mr. Reed previously served as our Chief Financial Officer and was re-appointed as Chief Financial Officer on April 17, 2008.   Mr. Reed has been responsible for our design and products, including the original product recipes, the proprietary brewing process and the packaging and marketing strategies. Mr. Reed received a B.S. in Chemical Engineering in 1980 from Rennselaer Polytechnic Institute in Troy, New York.

Judy Holloway Reed has been with us since 1992 and, as we have grown, has run the accounting, purchasing and shipping and receiving departments at various times since the 1990s. Ms. Reed has been one of our directors since June 2004 and our Secretary since October 1996. In the 1980s, Ms. Reed managed media tracking for a Los Angeles Infomercial Media Buying Group and was an account manager with a Beverly Hills, California stock portfolio management company. She earned a Business Degree from MIU in 1981. Ms. Reed is the wife of Christopher J. Reed, our Chairman, President and Chief Executive Officer.

Mark Harris has been a member of our Board of Directors since April 2005.  Mr. Harris is an independent venture capitalist and has been retired from the work force since 2002. In late 2003, Mr. Harris joined a group of Amgen colleagues in funding NeoStem, Inc., a company involved in stem-cell storage, archiving, and research to which he is a founding angel investor. From 1991 to 2002, Mr. Harris worked at biotech giant Amgen managing much of the company’s media production for internal use and public relations. Mr. Harris spent the decade prior working in the aerospace industry at Northrop with similar responsibilities.

Daniel S.J. Muffoletto, N.D. has been a member of our Board of Directors from April 2005 to December 2006 and from January 2007 to the present.  Dr. Muffoletto has practiced as a Naturopathic Physician since 1986. He has served as chief executive officer of It’s Your Earth, a natural products marketing company, since June 2004.  From 2003 to 2005, Dr. Muffoletto worked as Sales and Marketing Director for Worthington, Moore & Jacobs, a Commercial Law League member firm serving FedEx, UPS, DHL and Kodak, among others.  From 2001 to 2003, he was the owner-operator of the David St. Michel Art Gallery in Montreal, Québec.  From 1991 to 2001, Dr. Muffoletto was the owner/operator of a Naturopathic Apothecary, Herbal Alter*Natives of Seattle, Washington and Ellicott City, Maryland.  The apothecary housed Dr. Muffoletto’s Naturopathic practice.  Dr. Muffoletto received a Bachelors of Arts degree in Government and Communications from the University of Baltimore in 1977 and conducted postgraduate work in the schools of Public Administration and Publication Design at the University of Baltimore from 1978 to 1979.  In 1986, he received his Doctorate of Naturopathic Medicine from the Santa Fe Academy of Healing, Santa Fe, New Mexico.

Michael Fischman has been a member of our Board of Directors since April 2005.  Since 1998, Mr. Fischman has served as president and chief executive officer of the APEX course, the corporate training division of the International Association of Human Values.  In addition, Mr. Fischman is a founding member and the director of training for USA at the Art of Living Foundation, a global non-profit educational and humanitarian organization, at which he has coordinated over 200 personal development instructors since 1997.

Director Independence

The Board of Directors has determined that three members of our Board of Directors and nominees, Mr. Harris, Dr. Muffoletto and Mr. Fischman, do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these nominees is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules.  We intend to maintain at least two independent directors on our Board of Directors at all times in the future.

No Arrangements of Understandings

There are no arrangements or understandings pursuant to which a nominee has been or will be elected as a director.

Family Relationships

Other than the relationships of Christopher J. Reed, Judy Holloway Reed (Christopher Reed’s wife), Mark Reed (Christopher Reed’s brother) and Robert T. Reed, Jr. (Christopher Reed’s brother), none of our directors or executive officers are related to one another.

Legal Proceedings

To the best of our knowledge, none of the nominees are parties to any material proceedings adverse to Reed’s, have any material interest adverse to Reed’s or have during the past five years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•
had any bankruptcy petition filed by or against him/her or any business of which he/she was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time;

•
been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his/her involvement in any type of business, securities, futures, commodities or banking activities; or

•
been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Vote Required

In accordance with applicable law and our Bylaws, the election of directors shall be by a majority of the votes cast. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the election of these nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES AS A DIRECTOR

PROPOSAL 2:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board’s Audit Committee recommends Weinberg & Company, P.A. (“Weinberg”) as the Company’s independent registered public accountants.  The Board of Directors requests that stockholders ratify its selection of Weinberg as our independent registered public accountants for the 2009 fiscal year.  If the stockholders do not ratify the selection of Weinberg, the Board of Directors will select another firm of accountants.  Representatives of Weinberg will not be present at the meeting although they were afforded the opportunity to attend.

Weinberg has been our independent registered public accounting firm for several fiscal years.

Audit Fees and Related Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Weinberg for the audit of annual financial statements and for review of financial statements included in our Forms 10-QSB or Forms 10Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

2007 - $146,000
2008 - $153,000

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by Weinberg for tax compliance, tax advice and tax planning were:

2007 - $0
2008 - $0

All Other Fees

The aggregate fees billed in each of the last two fiscal years for the products and services provided by Weinberg, other than the services reported in paragraphs (1) and (2) were:

2007 - $0
2008 - $0

Our Audit Committee’s pre-approval policies and procedures, pursuant to paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X, require the audit committee to pre-approve all accounting related activities prior to the performance of any services by any accountant or auditor.  In the year ended December 31, 2008, 100% of audit fees were pre-approved by the audit committee.

The percentage of hours expended on the principal accountant’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was 0%.

Vote Required

Ratification of the independent auditor requires the affirmative vote of a majority of the votes cast. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the ratification of the selection of Weinberg as the Company’s independent registered public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SELECTION OF WEINBERG & COMPANY, P.A.
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE 2009 FISCAL YEAR

BOARD AND COMMITTEE MEETINGS

During the 2008 fiscal year, the Board of Directors met at least monthly and otherwise took action by unanimous written consent. A majority of the directors and a majority of the independent directors attended all meetings.  The Company does not have a policy for Board meeting attendance because, pursuant to our Bylaws, members constituting a majority of directors constitute a quorum for meetings of the Board of Directors and a majority of our directors, including a majority of the independent directors, regularly attend all meetings.

ATTENDANCE OF BOARD MEMBERS AT ANNUAL STOCKHOLDERS’ MEETING

All of our directors will be attending our 2009 Annual Meeting of Stockholders.

BOARD STRUCTURE AND COMMITTEES

As of the date of this Proxy Statement, our Board of Directors has five directors and the following three standing committees: an Audit Committee, a Compensation Committee and a Governance Committee.  These committees were formed in January 2007.  Our Board of Directors has adopted written charters for each of our committees which may be found at www.reedsgingerbrew.com.

US EURO Securities, Inc., the lead underwriter in our initial public offering, will have the right to designate an observer to our Board of Directors and each of its committees through the period ending December 12, 2011.

Board Determination of Independence

Under applicable NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of the Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The Board has determined that Daniel S.J. Muffoletto, Mark Harris and Michael Fischman do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules  and within the meaning of the Sarbanes Oxley Act of 2002, Section 301(3).  We intend to maintain at least two independent directors on our Board of Directors at all times in the future. We intend to maintain independent directors constituting our Audit Committee, Compensation Committee and Governance Committee as well.

Committees

Audit Committee.  Our Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with independent auditors and audits of financial statements.  Specific responsibilities include the following:

•	selecting, hiring and terminating our independent auditors;

•	evaluating the qualifications, independence and performance of our independent auditors;

•	approving the audit and non-audit services to be performed by our independent auditors;

•	reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies;

•	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	reviewing, with management and our independent auditors, any earnings announcements and other public announcements regarding our results of operations; and

•	preparing the audit committee report that the Securities Exchange Commission (the “SEC”) requires in our annual proxy statement.

Our Audit Committee is comprised of Daniel S.J. Muffoletto, Mark Harris and Michael Fischman.  Dr. Muffoletto serves as Chairman of the Audit Committee.  We believe Dr. Muffoletto meets SEC requirements of an "audit committee financial expert" within the meaning of the Sarbanes Oxley Act of 2002, Section 407(b).

Compensation Committee.  Our Compensation Committee assists our Board of Directors in determining and developing plans for the compensation of our officers, directors and employees. Our Compensation Committee is comprised of Dr. Muffoletto, Mr. Harris and Mr. Fischman.

Specific responsibilities include the following:

•	approving the compensation and benefits of our executive officers;

•	reviewing the performance objectives and actual performance of our officers; and

•	administering our stock option and other equity compensation plans.

Governance Committee.  Our Governance Committee assists the Board of Directors by identifying and recommending individuals qualified to become members of our Board of Directors, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines. Our Governance Committee is comprised of Dr. Muffoletto and Mr. Fischman.

Specific responsibilities include the following:

•	evaluating the composition, size and governance of our Board of Directors and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

•	establishing a policy for considering stockholder nominees for election to our Board of Directors; and

•	evaluating and recommending candidates for election to our Board of Directors.

Stockholder Communications with Our Board of Directors

Our Board of Directors has established a process for stockholders to communicate with the Board of Directors or with individual directors.  Stockholders who wish to communicate with our Board of Directors or with individual directors should direct written correspondence to our principal executive offices located at 13000 South Spring Street, Los Angeles, California 90061, attention: Judy Holloway Reed, Secretary.  Any such communication must contain:

•	a representation that the stockholder is a holder of record of our capital stock;

•	the name and address, as they appear on our books, of the stockholder sending such communication; and

•	the class and number of shares of our capital stock that are beneficially owned by such stockholder.

Our Secretary will forward such communications to our Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.

NOMINATION OF DIRECTORS

Our Governance Committee determines the required selection criteria and qualifications of director nominees based upon our needs at the time nominees are considered.  In general, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders.  Moreover, our Governance Committee will strive to ensure that at least one director meets the criteria for an “audit committee financial expert” as defined by SEC rules and that the majority of the directors comprising the Board meet the definition of “independent director” under NASDAQ rules.

In addition to the above considerations, the Governance Committee will consider criteria such as strength of character and leadership skills; general business acumen and experience; broad knowledge of the industry; age; number of other Board seats; and willingness to commit the necessary time to ensure an active Board whose members work well together and possess the collective knowledge and expertise required by the Board of Directors.  The Governance Committee will consider these same criteria for candidates regardless of whether the candidate was identified by the Governance Committee, by stockholders, or any other source.

The Governance Committee will consider qualified candidates for possible nomination that are submitted by our stockholders. Stockholders wishing to make such a submission may do so by sending the requisite information to the Governance Committee at the address indicated herein under the heading “Stockholder Communications with Our Board of Directors.”  Any recommendations submitted to the Chairman should be in writing and should include whatever supporting material the stockholder considers appropriate in support of that recommendation, but must include the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as a director of Reed’s, if elected.

The Governance Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information provided, an indication of the candidate’s willingness to serve and other background information, business experience, and leadership skills, all to the extent available and deemed relevant by the Governance Committee. This information is evaluated against the criteria set forth above and our specific needs at that time.  Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates.  On the basis of information learned during this process, the Governance Committee determines which candidate(s) to recommend to the Board to submit for election at the next stockholder meeting.  The Governance Committee uses the same process for evaluating all candidates, regardless of the original source of the nomination.

Our goal is to seek to achieve a balance of knowledge and experience on our Board.  To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically.  Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we do not have a stated minimum criteria for nominees. The Board does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in finding director nominees.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended ( the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following audit committee report shall not be deemed to be "soliciting material," is not deemed "filed" with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in such filing except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to matters involving the accounting, financial reporting and internal control functions of the Company.  The Audit Committee has sole authority to select the Company’s independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm and other financial professional services providers. These services may include audit services, audit-related services, tax services, and other services. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget.  The Company’s independent registered public accounting firm and management report annually to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed.  All services provided by Weinberg and the related fees in the 2008 fiscal year were approved in accordance with the Audit Committee’s policy.

Management is responsible for preparing the Company’s financial statements so that they comply with generally accepted accounting principles and fairly present the Company’s financial condition, results of operations and cash flows; issuing financial reports that comply with the requirements of the SEC; and establishing and maintaining adequate internal control structures and procedures for financial reporting.  The Audit Committee’s responsibility is to monitor and oversee these processes.

In furtherance of its role, the Audit Committee has an annual agenda, which includes periodic reviews of the Company’s internal controls and of areas of potential exposure for the Company such as litigation matters.  The Committee meets at least quarterly and reviews the Company’s interim financial results and earnings releases prior to their publication.

In this context, the Audit Committee has reviewed and discussed with management (i) the audited financial statements of the Company for the fiscal year ended December 31, 2008, (ii) the Company’s evaluation of the effectiveness of our internal control over financial reporting as of December 31, 2008 and (iii) the related opinions by the Company’s independent registered public accounting firm.  The Audit Committee also has discussed with Weinberg & Company, P.A. the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect.  The Audit Committee also has received written disclosures and a letter from Weinberg regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Weinberg the independence of that firm.  Based upon these materials and discussions, the Audit Committee has recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

The Audit Committee of the Board of Directors
Daniel S.J. Muffoletto
Mark Harris
Michael Fischman

EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth certain information with respect to our current directors and executive officers:

Name	Position	Age

Christopher J. Reed	President, Chief Executive Officer and Chairman of the Board	51
Thierry Foucaut	Chief Operating Officer	45
James Linesch	Chief Financial Officer	55
Judy Holloway Reed	Secretary and Director	50
Mark Harris	Director	54
Daniel S.J. Muffoletto	Director	55
Michael Fischman	Director	54

Business Experience of Directors and Executive Officers

Christopher J. Reed founded our company in 1987.  Mr. Reed has served as our Chairman, President and Chief Executive Officer since our incorporation in 1991.  Mr. Reed previously served as our Chief Financial Officer and was re-appointed as Chief Financial Officer on April 17, 2008.  Mr. Reed has been responsible for our design and products, including the original product recipes, the proprietary brewing process and the packaging and marketing strategies.  Mr. Reed received a B.S. in Chemical Engineering in 1980 from Rennselaer Polytechnic Institute in Troy, New York.

Thierry Foucaut has been our Chief Operating Officer since May 2007.  Prior to joining us, Mr. Foucaut worked for six years as Chief Operating Officer of Village Imports, a $30 million specialty foods and beverage distributor in California, where he created and launched a line of sparkling lemonades and managed the company’s operations including multiple warehouses and fleets of DSD delivery trucks.  Mr. Foucaut spent 2000 with Eve.com, a leading San Francisco website specializing in retail sales of high end cosmetics.  Mr. Foucaut worked for L’Oréal Paris from 1994 through 1999 with growing marketing and sales responsibilities, including Product Manager from September 1994 to May 1996, South Europe Marketing Coordinator from June 1996 to July 1998 and Duty Free Key Account Executive from July 1998 to December 1999, managing large airport and airline clients over several European countries.  He earned a Master of Science degree from Ecole Centrale Paris in 1988, and an MBA from Harvard Business School in 1994.

James Linesch was appointed as Chief Financial Officer effective January 19, 2009. Mr. Linesch served as the chief financial officer of AdStar, Inc., a public company providing ad placement services and payment processing software for publishers, from February 2006 until January 2009.  He performed transaction intermediary services with MET Advisors, LLC from January 2005 until January 2006.  From June 2000 to October 2004, he served as chief financial officer of DynTek, Inc., an information technology (IT) services company.  From May 1996 until October 1999 he served as chief financial officer and president of CompuMed, Inc.  He also served as chief financial officer of Universal Self Care, Inc. from June 1991 until May 1996.  Mr. Linesch is a certified public accountant (CPA), having practiced with Price Waterhouse in Los Angeles.  He earned a BS degree in finance from California State University, Northridge, and an MBA from the University of Southern California.

Judy Holloway Reed has been with us since 1992 and, as we have grown, has run the accounting, purchasing and shipping and receiving departments at various times since the 1990s.  Ms. Reed has been one of our directors since June 2004, and our Secretary since October 1996.  In the 1980s, Ms. Reed managed media tracking for a Los Angeles Infomercial Media Buying Group and was an account manager with a Beverly Hills, California stock portfolio management company.  She earned a Business Degree from MIU in 1981.  Ms. Reed is the wife of Christopher J. Reed, our Chairman, President and Chief Executive Officer.

Mark Harris has been a member of our Board of Directors since April 2005.  Mr. Harris is an independent venture capitalist and has been retired from the work force since 2002.  In late 2003, Mr. Harris joined a group of Amgen colleagues in funding NeoStem, Inc., a company involved in stem-cell storage, archiving, and research to which he is a founding angel investor.  From 1991 to 2002, Mr. Harris worked at biotech giant Amgen managing much of the company’s media production for internal use and public relations. Mr. Harris spent the decade prior working in the aerospace industry at Northrop with similar responsibilities.

Daniel S.J. Muffoletto, N.D. has been a member of our Board of Directors from April 2005 to December 2006 and from January 2007 to the present.  Dr. Muffoletto has practiced as a Naturopathic Physician since 1986.  He has served as chief executive officer of Its Your Earth, a natural products marketing company since June 2004.  From 2003 to 2005, Dr. Muffoletto worked as Sales and Marketing Director for Worthington, Moore & Jacobs, a Commercial Law League member firm serving FedEx, UPS, DHL and Kodak, among others.  From 2001 to 2003, he was the owner-operator of the David St. Michel Art Gallery in Montreal, Québec.  From 1991 to 2001, Dr. Muffoletto was the owner/operator of a Naturopathic Apothecary, Herbal Alter*Natives of Seattle, Washington and Ellicott City, Maryland.  The apothecary housed Dr. Muffoletto’s Naturopathic practice.  Dr. Muffoletto received a Bachelors of Arts degree in Government and Communications from the University of Baltimore in 1977, and conducted postgraduate work in the schools of Public Administration and Publication Design at the University of Baltimore from 1978 to 1979. In 1986, he received his Doctorate of Naturopathic Medicine from the Santa Fe Academy of Healing, Santa Fe, New Mexico.

Michael Fischman has been a member of our Board of Directors since April 2005.  Since 1998, Mr. Fischman has been President and chief executive officer of the APEX course, the corporate training division of the International Association of Human Values.  In addition, Mr. Fischman is a founding member and the director of training for USA at the Art of Living Foundation, a global non-profit educational and humanitarian organization at which he has coordinated over 200 personal development instructors since 1997.

Family Relationships

Other than the relationships of Christopher J. Reed, Judy Holloway Reed (Christopher Reed’s wife), Mark Reed (Christopher Reed’s brother) and Robert T. Reed, Jr. (Christopher Reed’s brother), none of our directors or executive officers are related to one another.

Legal Proceedings

To the best of our knowledge, none of our executive officers or directors are parties to any material proceedings adverse to Reed’s, have any material interest adverse to Reed’s or have, during the past five years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
had any bankruptcy petition filed by or against him/her or any business of which he/she was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time;

•
been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his/her involvement in any type of business, securities, futures, commodities or banking activities; or

•
been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Executive Compensation

The following table summarizes all compensation for fiscal years 2008 and 2007 received by our principal executive officer, principal financial officer and chief operating officer, who are the only executive officers of the Company in fiscal year 2008, our “Named Executive Officers”.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards ($)(1)	Non- Equity Incentive Plan Compensation	Non- Qualified Deferred Compensation Earnings	All Other Compensation		Total

Christopher J. Reed, Chief Executive Officer, former Chief Financial Officer (2)	2008	$150,000	-	-	-	-	-	$4,616	(3)	$154,616
	2007	$150,000	-	-	-	-	-	$4,616	(3)	$154,616

David Kane, former Chief Financial Officer (5)	2008	$43,750	-	-	-	-	-	-		$43,750
	2007	$41,169	-	-	$21,917	-	-	-		$63,086

Thierry Foucaut, Chief Operating Officer (4)	2008	$130,000	$57,600		$79,292					$266,892
	2007	$83,000	$34,000		$43,500					$160,500

(1)
The amounts represent the compensation expense for all share-based payment awards based on estimated fair values, computed in accordance with Financial Accounting Standards Board Statement No. 123 (revised 2004), “Share-Based Payment” (“SFAS No. 123R”), excluding any impact of assumed forfeiture rates.  We record compensation expense for employee stock options based on the estimated fair value of the options on the date of grant using the Black-Scholes-Merton option pricing formula with the following assumptions for fiscal 2007: 0% dividend yield; 70% - 90.3% expected volatility; 4.33% risk free interest rate; 5 years expected lives and 0% forfeiture rate and the following assumptions for fiscal 2008: 0% dividend yield; 107.54% expected volatility; 1.67% risk free interest rate; 3.5 years expected lives; and 0% forfeiture rate.

(2)	Christopher J. Reed served as Chief Financial Officer during fiscal year 2007 until October 1, 2007 and again from April 17, 2008 to January 19, 2009.
(3)	Represents value of automobile provided to Christopher J. Reed.
(4)	Mr. Foucaut was hired in June 2007. Amounts represent payments pursuant to an at will employment agreement since his hire date.
(5)	Mr. Kane served as Chief Financial Officer from October 1, 2007 through April 15, 2008.

Outstanding Equity Awards At Fiscal Year-End

The following table sets forth information regarding unexercised  options and equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2008.

		Number of		Equity Incentive
	Number of	Securities		Plan Awards:
	Securities	Underlying		Number of
	Underlying	Unexercised		Securities
	Unexercised	Options		Underlying	Option	Option
	Options (#)	(#)		Unexercised	Exercise	Expiration
Name and Position	Exercisable	Unexercisable		Unearned Options	Price	Date

Christopher J. Reed, Chief Executive Officer and former Chief Financial Officer	-	-		-
Thierry Foucaut, Chief Operating Officer	16,667	33,333	(1)		$7.55	06/03/12

Notes:

(1)	Vest as follows: 16,667 options vested on June 3, 2008 and 16,666 will vest on June 3, 2009, and 16,667 will vest on June 3, 2010.
(2)	Vest as follows: 16,667 will vest on December 6, 2009; 16,667 will vest on December 6, 2010; and 16,666 will vest on December 6, 2011.

Director Compensation

The following table summarizes the compensation paid to our directors for the fiscal year ended December 31, 2008:

	Fees
	Earned or				Non-Equity
	Paid in		Stock	Option	Incentive Plan	All Other
	Cash		Awards	Awards	Compensation	Compensation	Total
Name	($)		($)	($)	($)	($)	($)
Judy Holloway Reed	$875						$875
Mark Harris	$0						$0
Daniel S.J. Muffoletto	$12,831	(1)					$12,831
Michael Fischman	$1,175						$1,175

Notes:

(1)	Since November 2007, Dr. Muffoletto receives $833 per month to serve as the Chairman of the Audit Committee.

2001 Stock Option Plan and 2007 Stock Option Plan

We are authorized to issue options to purchase up to 500,000 shares of common stock under our 2001 Stock Option Plan, and we are authorized to issue options to purchase up to 1,500,000 shares of common stock under our 2007 Stock Option Plan.  On August 28, 2001, our board of directors adopted the 2001 Stock Option Plan and the plan was approved by our stockholders.  On October 8, 2007, our board of directors adopted the 2007 Stock Option Plan and the plan was approved by our stockholders on November 19, 2007.

The plans permit the grant of options to our employees, directors and consultants.  The options may constitute either “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code or “non-qualified stock options.”  The primary difference between “incentive stock options” and “non-qualified stock options” is that once an option is exercised, the stock received under an “incentive stock option” has the potential of being taxed at the more favorable long-term capital gains rate, while stock received by exercising a “non-qualified stock option” is taxed according to the ordinary income tax rate schedule.

The plans are currently administered by the board of directors.  The plan administrator has full and final authority to select the individuals to receive options and to grant such options as well as a wide degree of flexibility in determining the terms and conditions of options, including vesting provisions.

The exercise price of an option granted under the plan cannot be less than 100% of the fair market value per share of common stock on the date of the grant of the option.  The exercise price of an incentive stock option granted to a person owning more than 10% of the total combined voting power of the common stock must be at least 110% of the fair market value per share of common stock on the date of the grant.  Options may not be granted under the plan on or after the tenth anniversary of the adoption of the plan.  Incentive stock options granted to a person owning more than 10% of the combined voting power of the common stock cannot be exercisable for more than five years.

When an option is exercised, the purchase price of the underlying stock will be paid in cash, except that the plan administrator may permit the exercise price to be paid in any combination of cash, shares of stock having a fair market value equal to the exercise price, or as otherwise determined by the plan administrator.

If an optionee ceases to be an employee, director, or consultant with us, other than by reason of death, disability, or retirement, all vested options must be exercised within three months following such event.  However, if an optionee’s employment or consulting relationship with us terminates for cause, or if a director of ours is removed for cause, all unexercised options will terminate immediately.  If an optionee ceases to be an employee or director of, or a consultant to us, by reason of death, disability, or retirement, all vested options may be exercised within one year following such event or such shorter period as is otherwise provided in the related agreement.

When a stock award expires or is terminated before it is exercised, the shares set aside for that award are returned to the pool of shares available for future awards.

No option can be granted under the plan after ten years following the earlier of the date the plan was adopted by the board of directors or the date the plan was approved by our stockholders.

2009 Consultant Stock Plan

We are authorized to issue up to 100,000 shares of common stock to employees, officers, directors, consultants, independent contractors, advisors, or other service providers to Reed’s under our 2009 Consultant Stock Plan.  The 2009 Consultant Stock Plan was adopted by our board of directors on February 13, 2009 and is administered by a committee of the board of directors.  The plan committee may from time to time, and subject to the provisions of the plan and such other terms and conditions as the plan committee may prescribe, grant to any eligible person one or more shares of common stock of  Reed’s ("Award Shares"). The grant of Award Shares or grant of the right to receive Award Shares shall be evidenced by either a written consulting agreement or a separate written agreement confirming such grant, executed by Reed’s and the recipient, stating the number of Award Shares granted and stating all terms and conditions of such grant.

The plan committee, in its sole discretion, may grant Award Shares in any of the following instances:

(i)           as a "bonus" or "reward" for services previously rendered and compensated, in which case the recipient of the Award Shares shall not be required to pay any consideration for such Award Shares, and the value of such Award Shares shall be the fair market value of such Award Shares on the date of grant; or

(ii)           as "compensation" for the previous performance or future performance of services or attainment of goals, in which case the recipient of the Award Shares shall not be required to pay any consideration for such Award Shares (other than the performance of his services).

Equity Compensation Plan Information

The following table provides information, as of December 31, 2008, with respect to options outstanding and available under the 2001 Plan and 2007 Plan and certain other outstanding options:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in Column (a)) (c)

Equity compensation plans approved by security holders	702,500	$3.55	1,297,500

Equity compensation plans not approved by security holders	1,868,236	$5.41	Not applicable

TOTAL	2,570,736	$4.90	1,297,500

Employment Agreements

We entered into an at-will employment agreement with Thierry Foucaut, our Chief Operating Officer, which provides for an annualized salary of approximately $130,000 per year.  In addition, we have granted Mr. Foucaut options to purchase up to 50,000 shares of common stock which vest over a three year period ending in 2010.

Further, we entered into an at-will employment agreement with David M. Kane, our former Chief Financial Officer, which provided for an annualized salary of approximately $175,000 per year.   Mr. Kane subsequently resigned as Chief Financial Officer effective April 15, 2008.

Further, we entered into an at-will employment agreement with Mark Reed, one of our Executive Vice Presidents, which provided for an annualized salary of approximately $225,000 per year. In addition, we have granted Mark Reed options to purchase up to 100,000 shares of common stock which were forfeited upon his resignation. Effective March 25, 2008, Mark Reed is no longer an employee of Reed’s but continues to serve as a consultant.

Further, we entered into an at-will employment agreement with James Linesch, our Chief Financial Officer, which provided for an annual salary of $156,000 per year commencing January 19, 2009. In addition, we have granted Mr. Linesch options under our 2007 Stock Option Plan to purchase up to 75,000 shares of common stock which vest over a three year period ending January 19, 2012.  In the event of a sale of Reed’s, Inc., should Mr. Linesch’s employment terminate during the first 12 months after the sale, he will be entitled to three months severance.  Mr. Linesch is entitled to participate in our employee benefits plan, including health benefits and three weeks of paid vacation during his first year of employment.

Except as set forth above, there are no written employment agreements with any of our officers or key employees, including Christopher J. Reed.  We do not have any agreements which provide for severance upon termination of employment, whether in context of a change of control or not.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table reflects the beneficial common stock ownership of: (a) each of our directors, (b) each of our current named executive officers, (c) each person known by us to be a beneficial holder of 5% or more of our common stock, and (d) all of our executive officers and directors as a group, as of October 20, 2009.

Except as otherwise indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.  Unless otherwise indicated, the principal address of each listed executive officer and director is 13000 South Spring Street, Los Angeles, California 90061.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (1)

Directors and Named Executive Officers
Christopher J. Reed (2)	3,200,000	33.3
Judy Holloway Reed (2)	3,200,000	33.3
James Linesch (6)	0	0.0
Mark Harris (3)	319	*
Daniel S.J. Muffoletto, N.D.	0	0.0
Michael Fischman	0	0.0
Thierry Foucaut (4)	16,667	*

Directors and executive officers as a group (7 persons)	3,233,652	33.6

5% or greater stockholders
Joseph Grace (5)	500,000	5.5
Pearl Elias (7) (8)	749,696	7.8
Robert Elias (7) (8)	749,696	7.8

*   Less than 1%.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC.  Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of October 20,, 2009 are deemed outstanding for computing the percentage ownership of the stockholder holding the options or warrants but are not deemed outstanding for computing the percentage ownership of any other stockholder.  Unless otherwise indicated in the footnotes to this table, we believe stockholders named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder’s name.  Percentage of ownership is based on approximately 9,597,877 shares of common stock outstanding as of October 20, 2009.

(2)
Christopher J. Reed and Judy Holloway Reed are husband and wife.  The same number of shares of common stock is shown for each of them, as they may each be deemed to be the beneficial owner of all of such shares.

(3)	The address for Mr. Harris is 160 Barranca Road, Newbury Park, California 91320.
(4)
Consists of options to purchase up to 16,667 shares of common stock. Does not include options to purchase up to 83,333 shares of common stock which vest in portions through the period ending December 2011.

(5)	The address for Mr. Grace is 1900 West Nickerson Street, Suite 116, PMB 158, Seattle, Washington 98119.
(6)	Does not include options to purchase up to 75,000 shares of common stock which vest over a three year period ending January 19, 2012.
(7)	The address for Mr. and Ms. Alias is P.O. Box 340, Merion Station, PA 19066
(8)
Pearl Elias and Robert Elias are the sole trustees of the trust holding the securities.  The same number of shares of common stock is shown for each of them, as they may each be deemed to be the beneficial owner of all of such shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship between Reed’s and one of our executive officers, directors, director nominees or 5% or greater stockholders (or their immediate family members), each of whom we refer to as a “related person,” in which such related person has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, defined as a “related party transaction,” the related party must report the proposed related party transaction to our Chief Financial Officer.  The policy calls for the proposed related party transaction to be reviewed and, if deemed appropriate, approved by the Governance Committee. If practicable, the reporting, review and approval will occur prior to entry into the transaction.  If advance review and approval is not practicable, the Governance Committee will review, and, in its discretion, may ratify the related party transaction. Any related party transactions that are ongoing in nature will be reviewed annually at a minimum.  The related party transactions listed below were reviewed by the full board of directors.  Prior to August 2005, we did not have independent directors on our Board to review and approve related party transactions. The Governance Committee shall review future related party transactions.

Since the beginning of our fiscal year for the period ended December 31, 2006, we have participated in the following transactions in which a related person had or will have a direct or indirect material interest:

Judy Holloway Reed, our Secretary and director, is Christopher J. Reed’s spouse.

As of December 31, 2007, the Company had a $300,000 note receivable from an entity that is partly owned by an advisor to the board of directors. The note is secured by all the entity’s assets and intellectual property. The note was payable on March 25, 2008 and bears interest at 7.50% per annum with quarterly interest payments. As of December 30, 2007, the Company determined that the note was deemed uncollectible and the collateral worthless, and has written off the entire balance and associated accrued interest.

For the year ending December 31, 2007, the Company employed three family members of the majority shareholder and Chief Executive officer of the Company in sales and administrative roles.  The three members were paid approximately $232,000, $80,000 and $15,000, respectively.  In addition, for the year ending December 31, 2007, these family members were granted 0, 100,000 and 0 options, respectively, to purchase the Company’s common stock which vest over three years and expire in 2012. During the year ended December 31, 2008, the Company employed two family members of the majority shareholder and Chief Executive Officer of the Company in sales roles. They were paid approximately $37,000 and $113,000.

During the year ended December 31, 2008, the Company entered into an agreement for the distribution of its products internationally. The agreement is between the Company and a company controlled by two brothers of Christopher Reed, Chief Executive Officer of the Company. The agreement remains in effect until terminated by either party and requires the Company to pay the greater of $10,000 per month or 10% of the defined sales of the previous month. During the year ended December 31, 2008, the Company paid $60,000 for these services and 200,000 warrants were granted in connection with this distribution agreement. The warrants are issuable only upon the attainment of certain international product sales. No warrants vested during the year ended December 31, 2008. The warrants will be valued and a corresponding expense will be recorded upon the attainment of the sales goals identified when the warrants were granted.

 In 2005, we added three independent directors to our board.  We will maintain at least two independent directors on our board in the future.  The board of directors, inclusive of at least a majority of these independent directors, who did not have an interest in the transactions and had access, at our expense, to our or independent legal counsel, resolved to reauthorize all material ongoing and past transactions, arrangements and relationships listed above.  In addition, all future material affiliated transactions and loans: (i) will be made or entered into on terms that are no less favorable to us than those that can be obtained from unaffiliated third parties, (ii) and any forgiveness of loans must be approved by a majority of our independent directors who do not have an interest in the transactions and who have access, at our expense, to our or independent legal counsel, and (iii) will comply with the Sarbanes-Oxley Act and other securities laws and regulations.

From August 3, 2005 through April 7, 2006, we issued 333,156 shares of common stock in connection with our initial public offering.  The shares may have been issued in violation of federal or state securities laws, or both, and may be subject to rescission. On August 12, 2006, we made a rescission offer to all holders of the outstanding shares that we believe are subject to rescission, pursuant to which we offered to repurchase these shares then outstanding from the holders. At the expiration of our rescission offer on September 18, 2006, the rescission offer was accepted by 32 of the offerees to the extent of 28,420 shares for an aggregate of $118,711.57, including statutory interest. This exposure amount was calculated by reference to the acquisition price of $4.00 per share for the common stock in connection with the earlier offering, plus accrued interest at the applicable statutory rate. If our rescission offer had been accepted by all offerees, we would have been required to make an aggregate payment to the holders of these options and shares of up to approximately $1,332,624, plus statutory interest.

We had entered into agreements with Mark Reed and Robert T. Reed, Jr. (the “designated purchasers”) that they would irrevocably commit to purchase up to all of the shares in the rescission offer that are tendered to us for rescission.  Each of the designated purchasers is a brother of Christopher J. Reed.  We assigned to the designated purchasers the right to purchase any rescission shares at 100% of the amount required to pay the rescission price under applicable state law.  Mark Reed and Robert T. Reed agreed to purchase all of the rescission shares from stockholders who accepted the rescission offer.  The shares that were tendered for rescission were agreed to be purchased by others and not from our funds.  The rescission shares, purchased by the designated purchasers in the rescission offer, are deemed to be registered shares for the benefit of the designated purchasers pursuant to the registration statement filed by us relating to the rescission offer under the Securities Act, effective as of the commencement date of the rescission offer without any further action on the part of the designated purchasers. There are no assurances that we will not be subject to penalties or fines relating to these issuances. We believe our anticipated rescission offer could provide us with additional meritorious defenses against any future claims relating to these shares. This transaction was ratified by a majority of our independent directors who did not have an interest in the transactions and who had access, at our expense, to our or independent legal counsel.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors and persons beneficially owning more than 10% of the outstanding common stock of the Company to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission (“SEC”).  Officers, directors, and greater than 10% beneficial owners of common stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.  Based solely upon a review of Forms 3, 4 and 5 and amendments thereto, Reed’s believes that during the fiscal year ended December 31, 2008, all of our officers and directors filed timely file reports required by Section 16(a).

Legal Proceedings

There are no material proceedings to which any of our directors, officers or affiliates, any owner of record or beneficial owner of more than 5% of any class of our voting securities, or any associate of any such director, officer, affiliate, or security holder is a party adverse to Reed’s or has a material interest adverse to Reed’s.

Code of Ethics

We have adopted a code of ethics that applies to all our executive officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  Our code of ethics is posted on our website at www.reedsgingerbrew.com.

INVESTOR INFORMATION

All reports filed by the Company with the SEC are available free of charge via EDGAR through the SEC website at www.sec.gov.  In addition, the public may read and copy materials filed by Reed’s with the SEC at the SEC’s public reference room located at 450 Fifth St., N.W., Washington, D.C. 20549.  You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.  Reed’s also provides copies of its Forms 8-K, 10-K, 10-Q, Proxy, Annual Report and press releases at no charge to investors upon request and makes electronic copies of such reports and press releases available through its website at www.reedsgingerbrew.com as soon as is practicable after filing such material with the SEC.  Requests should be sent to Reed’s, 13000 South Spring Street, Los Angeles, California 90061, attention: Judy Holloway Reed, Secretary.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 has been mailed to stockholders along with this Proxy Statement.  We will, upon written request and without charge, provide to any person solicited hereunder additional copies of our Annual Report on Form 10-K or exhibits thereto, for the year ended December 31, 2008, as filed with the Securities and Exchange Commission.  Requests should be addressed to 13000 South Spring Street, Los Angeles, California 90061, attention: Judy Holloway Reed, Secretary.  Also, such report may be obtained from our Internet homepage at www.reedsgingerbrew.com.

STOCKHOLDER PROPOSALS

Any stockholder who intends to submit a proposal at the 2010 Annual Meeting of Stockholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to us for consideration no later than July 3, 2010, which is 120 calendar days prior to the anniversary of this year’s mailing date.  Rule 14a-4 of the SEC’s proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders.  Stockholder proposals should be sent to 13000 South Spring Street, Los Angeles, California 90061, attention: Judy Holloway Reed, Secretary.

Where the date of the annual meeting has been changed by more than 30 days from the date of the previous year's meeting, stockholders’ written notices must be received by us a reasonable time before we begin to print and mail proxy materials.

 Any stockholder filing a written notice of nomination for director must describe various matters regarding the nominee and the stockholder, including such information as name, address, occupation and shares held.  Any stockholder filing a notice to bring other business before a stockholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons for the business, and other specified matters.  Copies of those requirements will be forwarded to any stockholder upon written request.

OTHER MATTERS

We are not aware of any business to be presented for consideration at the meeting, other than that specified in this Proxy Statement.  If any other matters are properly presented at the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

It is important that proxies be returned promptly, whether or not you expect to attend the Annual Meeting in person.  We request that you complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose.  By returning your proxy promptly you can help us avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held.  Stockholders who attend the meeting may revoke a prior proxy and vote their proxy in person as set forth in this Proxy Statement.

By Order of the Board of Directors

/s/ Christopher J. Reed
Christopher J. Reed
Chairman of the Board

Los Angeles, California

PROXY

REED’S, INC.
13000 South Spring Street
Los Angeles, California 90061

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS CHRISTOPHER J. REED AND JUDY HOLLOWAY REED AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF REED’S, INC. HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 20, 2009, AT THE 2009 ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT THEREOF.

There are two ways to vote your Proxy

VOTE BY MAIL:  Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to:  Transfer Online, 317 S.W. Alder Street, 2nd Floor, Portland, OR 97204.

VOTE BY INTERNET:  Go online at www.transferonline.com/proxy and cast your ballot electronically, in accordance with the following instructions.

Your Proxy ID is: 247
Your Authorization Code is:XXXXXXXX

Instructions for voting electronically:

1.	Go to www.transferonline.com/proxy
2.	Enter your Proxy ID and Authorization Code
3.	Press Continue
4.	Make your selections
5.	Press Vote Now

(Continued and to be marked, dated and signed, on the other side)

1.	To elect Christopher J. Reed, Judy Holloway Reed, Mark Harris, Daniel S.J. Muffoletto and Michael Fischman to serve as directors until the 2010 Annual Meeting of Stockholders.

FOR all nominees listed (except as marked to the contrary )

WITHHOLD AUTHORITY to vote for all nominees listed

01 Christopher J. Reed

02 Judy Holloway Reed

03 Mark Harris

04 Daniel S.J. Muffoletto

05 Michael Fischman

(Instruction: To withhold authority to vote for any individual nominee, place a line through the nominee’s name.)

2.	To ratify the appointment of Weinberg & Company, P.A. as the Company’s registered independent public accountants for the 2009 fiscal year.

	FOR	AGAINST	ABSTAIN

3.	In their discretion, upon the transaction of any other matters which may properly come before the meeting or any adjournment thereof.

	FOR	AGAINST	ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s) in items 1, 2 and 3 above. If this card contains no specific voting instructions, the shares will be voted FOR the election of all nominees for director and FOR the ratification of Weinberg & Company, P.A. as the Company’s independent public accountants.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated: October , 2009

Signature:

Signature if held jointly:

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign the corporate name by the president or other authorized officer.  If a partnership, please sign in the partnership name by an authorized person.